SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 18, 2014

Sterling Financial Corporation

(Exact Name of Registrant as Specified in its Charter)
Washington	001-34696	91-1572822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
111 North Wall Street Spokane, Washington 99201
(Address, including Zip Code, Principal Executive Offices)

(509) 358-8097
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on April 18, 2014 of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 11, 2013, by and between Sterling Financial Corporation (“Sterling”) and Umpqua Holdings Corporation (“Umpqua”). Pursuant to the Merger Agreement, on April 18, 2014, Sterling merged with and into Umpqua (the “Merger”), with Umpqua as the surviving corporation in the Merger. Immediately following the consummation of the Merger, Sterling Savings Bank, Sterling's wholly owned bank subsidiary, merged (the “Bank Merger”) with and into Umpqua Bank, Umpqua's wholly owned bank subsidiary (“Umpqua Bank”), with Umpqua Bank as the surviving bank in the Bank Merger.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Sterling’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2013, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on April 18, 2014 Sterling requested that the NASDAQ Capital Market (“NASDAQ”) file a notification on Form 25 with the SEC to request the removal of Sterling common stock from listing on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Umpqua, as the successor to Sterling, intends to file with the SEC a certification on Form 15 on behalf of Sterling requesting the suspension of Sterling’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Sterling common stock (other than certain shares held by Sterling, Umpqua and their respective subsidiaries and other than shares with respect to which appraisal rights have been properly demanded in accordance with Chapter 23B.13 of the Washington Business Corporation Act) was converted into the right to receive (x) 1.671 shares of Umpqua common stock and (y) $2.18 in cash, without interest (together, the “Merger Consideration”), with cash paid in lieu of fractional shares.  At the Effective Time, except for certain out-of-the-money options that were cancelled, each outstanding option to purchase shares of Sterling common stock, whether or not vested or exercisable, was converted into an option to purchase shares of Umpqua common stock with appropriate adjustments based on the exchange ratio set forth in the Merger Agreement and subject to the same terms and conditions as were applicable to such Sterling option.  At the Effective Time, each restricted stock unit of Sterling common stock was converted into a restricted stock unit of Umpqua common stock with appropriate adjustments based on the exchange ratio set forth in the Merger Agreement and will be subject to the same terms and conditions as were applicable to such Sterling restricted stock unit.  At the Effective Time, each warrant to acquire Sterling common stock was, in accordance with the terms of such warrant, converted into a warrant exercisable for the Merger Consideration that the Sterling common stock issuable upon exercise of the warrant immediately prior to the Effective Time would have been entitled to receive upon consummation of the Merger.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Sterling’s Current Report on Form 8-K filed with the SEC on September 17, 2013, and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth in the Introductory Note and in Item 3.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, Sterling was entitled to designate a number of its existing directors to serve on the Board of Directors of Umpqua as of the Effective Time equal to four less the number of directors designated to serve on the Board of Directors of Umpqua as of the Effective Time by funds associated with Warburg Pincus & Co. (“Warburg”) and funds associated with Thomas H. Lee Partners, L.P. (“THL”) pursuant to certain investor letter agreements dated as of September 11, 2013 entered into by each of Warburg and THL with Sterling and Umpqua.  On April 15, 2014, each of Warburg and THL waived its right under its investor letter agreement to appoint a director to the Board of Directors of Umpqua.  As a result, the Sterling Board of Directors had the right to designate four of its existing directors to serve on the Board of Directors of Umpqua as of the Effective Time.  On April 15, 2014, the Sterling Board of Directors selected Ellen R. M. Boyer, Robert C. Donegan, C. Webb Edwards, and Maria M. Pope to serve on the Board of Directors of Umpqua as of the Effective Time.

At the Effective Time, Sterling’s directors and executive officers ceased serving in such capacities. As of the Effective Time, Ellen R. M. Boyer, Robert C. Donegan, C. Webb Edwards, and Maria M. Pope, were appointed to the Umpqua Board of Directors in accordance with the Merger Agreement. None of the other non-executive members of the Sterling Board of Directors will serve as a director or officer of Umpqua.

Item 8.01  Other Events.

On April 18, 2014, Umpqua issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation (attached as Exhibit 2.1 to Sterling’s Current Report on Form 8-K filed on September 17, 2013, and incorporated herein by reference).

99.1	Press Release, dated April 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umpqua Holdings Corporation, as successor to Sterling Financial Corporation

Date:	April 18, 2014	By:	/s/ Steven L. Philpott
			Name:	Steven L. Philpott
			Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation (attached as Exhibit 2.1 to Sterling’s Current Report on Form 8-K filed on September 17, 2013, and incorporated herein by reference).

99.1	Press Release, dated April 18, 2014.